UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2024 (August 21, 2024)

Inflection Point Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	IPXX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

On August 21, 2024 (the “Signing Date”), Inflection Point Acquisition Corp. II, a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing (as defined below)) (“Inflection Point”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Inflection Point, USA Rare Earth, LLC, a Delaware limited liability company (“USARE”) and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Inflection Point (“Merger Sub”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into USARE (the “Merger”), with USARE continuing as the surviving company. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” Inflection Point, USARE and Merger Sub are individually referred to herein as a “Party” and, collectively, the “Parties.” The combined company’s business will continue to operate through USARE and its subsidiaries. In connection with the closing of the Business Combination, Inflection Point will change its name to “USA Rare Earth, Inc.” (such company after the closing of the Business Combination, “New USARE”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of Inflection Point and the managers of USARE.

The Business Combination is expected to close in the first quarter of 2025, subject to the receipt of the required approvals by Inflection Point’s shareholders and fulfilment of other customary closing conditions.

The Domestication

Inflection Point will, subject to obtaining the required shareholder approvals and at least one day prior to the date of the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”), change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). At least one day prior to the Domestication, Inflection Point will provide its public shareholders the opportunity to redeem their shares on the terms and conditions set forth in the Business Combination Agreement and Inflection Point’s governing documents (the “Redemption”).

By virtue of the Domestication and subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, including approval of Inflection Point’s shareholders: (i) immediately prior to the Domestication, pursuant to the Sponsor Support Agreement (as defined below) each of the then issued and outstanding Class B ordinary shares of Inflection Point will convert automatically, on a one-for-one basis, into one (1) Class A ordinary share, par value of $0.0001 per share, of Inflection Point (each a “Class A Ordinary Share”) (the “Sponsor Share Conversion”); and (ii) in connection with the Domestication, (x) each then issued and outstanding Class A Ordinary Share (that was not redeemed pursuant to the Redemption) shall convert automatically, on a one-for-one basis, into one (1) share of common stock, par value $0.0001 per share, of Inflection Point (after the Domestication) (the “New USARE Common Stock”); (y) each of the then issued and outstanding warrants representing the right to purchase one Class A Ordinary Share shall convert automatically into a warrant to acquire one (1) share of New USARE Common Stock (each a “New USARE Warrant”); and (z) each of the then issued and outstanding units of Inflection Point will be cancelled and each holder thereof will be entitled to one share of New USARE Common Stock and one-half (1/2) of one New USARE Warrant.

The Merger and Consideration

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), (i) each warrant to purchase Class C convertible preferred units of USARE (the “USARE Class C Convertible Preferred Units”) or Class C-1 convertible preferred units of USARE (the “USARE Class C-1 Convertible Preferred Units”) shall automatically be exercised on a cashless basis in full in accordance with its terms and (ii) immediately thereafter, each then-issued and outstanding USARE Class C Convertible Preferred Unit and each then-issued and outstanding USARE Class C-1 Convertible Preferred Unit (including each USARE Class C Convertible Preferred Unit and USARE Class C-1 Convertible Preferred Unit issued upon the automatic exercise described in the preceding clause (i)) shall automatically convert into such number of Class B units of USARE (the “USARE Class B Units”) into which such USARE Class C Convertible Preferred Unit or USARE Class C-1 Convertible Preferred Unit, as applicable, is convertible in connection with the Merger pursuant to USARE’s Sixth Amended and Restated Operating Agreement, as amended (the “USARE OA”).

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the Effective Time:

(i)	each unit of USARE that is owned by Inflection Point, Merger Sub or USARE (in treasury or otherwise) immediately prior to the Effective Time (each an “Excluded Unit”) shall be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefore;

(ii)	each incentive unit (the “USARE Incentive Units”) that is issued and outstanding immediately prior to the Effective Time (other than Excluded Units) shall, by virtue of the occurrence of the Merger, (x) to the extent the holder of such USARE Incentive Unit is continuously employed by or providing services to USARE from the Signing Date through the Effective Time, be automatically deemed to be fully vested, (y) regardless of such employment or service status, be automatically deemed exchanged or converted (on a cashless basis) into a fraction of one Class A unit of USARE (the “USARE Class A Units”) in accordance with the terms of such USARE Incentive Unit, the USARE OA and the Second Amended and Restated USA Rare Earth, LLC Incentive Plan and each USARE Class A Unit issued or issuable upon such deemed exchange or conversion shall be treated as being issued and outstanding immediately prior to the Effective Time;

(iii)	each warrant to purchase units of USARE (excluding the USARE Class A Preferred Investor Warrants (as defined below)) (the “USARE Warrants”) that is outstanding and unexercised immediately prior to the Effective Time shall, by virtue of the occurrence of the Merger, automatically be exercised or deemed exercised on a cashless basis in full accordance with its terms immediately prior to the Effective Time, and each USARE Class A Unit or USARE Class B Unit issued or issuable upon such exercise shall be treated as being issued and outstanding immediately prior to the Effective Time;

(iv)	each USARE Class A Unit that is issued and outstanding immediately prior to the Effective Time (including all USARE Class A Units outstanding or deemed outstanding (a) upon the deemed exchange or conversion of the USARE Incentive Units and (b) upon the deemed exercise of the USARE Warrants, but excluding the Excluded Units) shall be cancelled and converted into the right to receive a number of shares of New USARE Common Stock equal to the Exchange Ratio (as defined below) (the “Per Unit Base Consideration”) and the right to receive, subject to the vesting conditions described below, a number of shares of New USARE Common Stock equal to the Earn-out Exchange Ratio (the “Per Unit Earn-out Consideration”);

(v)	each USARE Class B Unit that is issued and outstanding immediately prior to the Effective Time (including all USARE Class B Units outstanding or deemed outstanding upon the deemed exercise of the USARE Warrants, but excluding the Excluded Units) shall be cancelled and converted into the right to receive the Per Unit Base Consideration and the Per Unit Earn-out Consideration;

(vi)	each Class A-1 convertible preferred unit of USARE (the “USARE Class A-1 Convertible Preferred Units”) and each Class A-2 convertible preferred unit of USARE (the “USARE Class A-2 Convertible Preferred Units,” and together with the USARE Class A-1 Convertible Preferred Units, the “USARE Class A Convertible Preferred Units”) that is issued and outstanding immediately prior to the Effective Time (other than Excluded Units) shall be cancelled and converted into the right to receive one share of Series A Preferred Stock (as defined below); and

(vii)	each USARE Class A Preferred Investor Warrant (as defined below) shall be cancelled and converted into the right to receive a Series A Preferred Investor Warrant (as defined below) exercisable for a number of shares of New USARE Common Stock equal to the product of (i) the aggregate number of USARE Class A Units that would be issued upon full exercise of such USARE Class A Preferred Investor Warrant (as defined below) multiplied by (ii) the Exchange Ratio (as defined below).

Pursuant to the Business Combination Agreement, the aggregate consideration to be paid in, or in connection with, the Merger in respect of the outstanding equity securities of USARE (excluding the USARE Class A Convertible Preferred Units and the USARE Class A Preferred Investor Warrants (as defined below)) will be (A) (i) the number of shares of New USARE Common Stock equal to the quotient of (a) (i) the $800,000,000 minus (ii) the aggregate indebtedness of USARE and its direct and indirect subsidiaries as of immediately prior to the Effective Time (subject to certain exceptions) divided by (b) the amount equal to the price at which each Class A Ordinary Share may be redeemed pursuant to the Redemption in connection with the Domestication (collectively, the “Aggregate Base Consideration”) plus (B) subject to the vesting and forfeiture effects of the Earn-out Exchange Ratio described below, up to 10,000,000 shares of New USARE Common Stock (the “Aggregate Earn-out Consideration”). The Aggregate Earn-out Consideration is subject to certain customary adjustments as described in the Business Combination Agreement. The “Exchange Ratio” shall be equal to the quotient of (A) the Aggregate Base Consideration divided by the sum (without duplication) of the aggregate number of (i) USARE Class A Units that are issued and outstanding immediately prior to the Effective Time, (ii) USARE Class B Units that are issued and outstanding immediately prior to the Effective Time (including all USARE Class B Units issued upon conversion of all outstanding USARE Class C Convertible Preferred Units and USARE Class C-1 Convertible Preferred Units), (iii) all USARE Class A Units and USARE Class B Units issuable upon full exercise of all issued and outstanding USARE Warrants (calculated using the treasury method of accounting on a cashless exercise basis) and (iv) all USARE Class A Units and USARE Class B Units issuable upon full exercise, exchange or conversion of all issued and outstanding USARE Incentive Units (calculated using the treasury method of accounting on a cashless exercise basis) (such sum, the “USARE Fully Diluted Capital”).

The “Earn-out Exchange Ratio” shall be equal to the quotient of (A) the Aggregate Earn-out Consideration divided by (B) the USARE Fully Diluted Capital. 50% of the Aggregate Earn-out Consideration shall vest and be issued if, during the five year period beginning on the first anniversary of the Closing Date (the “Earnout Period”) the closing sale price of one share of New USARE Common Stock as reported on the national securities exchange on which such shares are then listed is greater than or equal to $15.00 for a period of at least twenty out of thirty consecutive Trading Days (as defined in the Business Combination Agreement). The remaining 50% of the Aggregate Earn-out Consideration shall vest and be issued if, during the Earnout Period, the closing sale price of one share of New USARE Common Stock as reported on the national securities exchange on which such shares are then listed is greater than or equal to $20.00 for a period of at least twenty out of thirty consecutive trading days. The Aggregate Earn-out Consideration may also vest upon a Change of Control (as defined in the Business Combination Agreement) pursuant to which New USARE or its shareholders have the right to receive consideration if the implied value per share of New USARE Common Stock is equal to or above such price targets, with the amount of such consideration dependent upon the implied per share value reaching the thresholds discussed above).

In connection with the Closing:

i.	USARE and New USARE will enter into a Seventh Amended and Restated Limited Liability Company Operating Agreement of USARE, to, among other things, admit New USARE as the managing member of USARE; and

ii.	Inflection Point will file with the Secretary of State of the State of Delaware a Certificate of Designations of Preferences, Rights and Limitations of 12% Series A Cumulative Convertible Preferred Stock Series A Preferred Stock (the “Series A Preferred Stock Certificate of Designation”) which sets forth the rights, preferences and privileges of the Series A Preferred Stock (as defined below).

Governance

The Parties have agreed to take all necessary action, including causing the current directors of Inflection Point to resign, so that effective at the Closing, the board of directors of New USARE (the “New USARE Board”) will consist of seven individuals (appointed in accordance with, and such that, as of the Closing, the New USARE Board shall comply with Nasdaq rules) to be determined by USARE and Inflection Point (solely with respect to one director to be designated by Inflection Point). The New USARE Board shall be classified into three classes, as nearly equal in size as possible, with the director to be designated by Inflection Point serving as a director in the first post-Closing director class. The remaining directors will be designated by USARE prior to Closing.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including the obligation of Inflection Point and USARE and their respective subsidiaries to conduct their businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

USARE agreed to provide Inflection Point with its audited financial statements for the year ended December 31, 2023, and its interim unaudited financial information for the six-month periods ending June 30, 2024 and 2023, as soon as reasonable practicable following the Signing Date, but in no event later than October 31, 2024, and to provide any other audited or unaudited financial statements as required by applicable law to be included in the Registration Statement (as defined below). Inflection Point agreed to, as promptly as reasonably practicable, take all actions necessary to obtain an extension of its deadline to complete an initial business combination to the date that is one year after the Signing Date (the “Outside Date”). At or prior to the Closing, Inflection Point and USARE, if requested, shall provide each initial director with a customary director indemnification agreement, in form and substance reasonably acceptable to such director, Inflection Point and USARE.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Under the Business Combination Agreement, the obligations of the Parties to consummate the Business Combination are subject to certain conditions, including (i) the requisite approval by Inflection Point’s shareholders having been obtained; (ii) the absence of adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Business Combination illegal or otherwise prohibiting their consummation; (iii) the registration statement to be filed by Inflection Point in connection with the Business Combination (the “Registration Statement”) having been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened by the SEC; and (iv) the New USARE Common Stock having been conditionally approved for listing upon the Closing on Nasdaq, subject to certain conditions and exceptions as described in the Business Combination Agreement.

The obligations of USARE to consummate the Business Combination are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of Inflection Point and Merger Sub, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by Inflection Point and Merger Sub with their respective agreements and covenants under the Business Combination Agreement; (iii) no Purchaser Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Domestication having been completed and a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto having been delivered to the USARE; (v) Inflection Point having made the arrangements to have the proceeds remaining in the Trust Account (after giving effect to the Redemption) available to Inflection Point at the Closing; (vi) the delivery to USARE of copies of the executed Registration Rights Agreement (as defined below) and Sponsor Lock-up Agreement (as defined below), duly executed by Inflection Point and the Sponsor; and (vii) Inflection Point (following the Domestication) having filed the Series A Preferred Stock Certificate of Designation with the Secretary of State of the State of Delaware and all conditions precedent to the closing of the Series A Preferred Stock Investment (as defined below) to be fulfilled by Inflection Point and certain related parties having been satisfied or waived in writing, and the closing of the Series A Preferred Stock Investment (as defined below) having been scheduled to occur substantially concurrently with the Closing; and (vii) receipt of a customary officer’s certificate of Inflection Point, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above.

The obligations of Inflection Point and Merger Sub to consummate the Business Combination are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of USARE, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by USARE with its agreements and covenants under the Business Combination Agreement; (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; and (iv) a customary officer’s certificate of USARE, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above.

Termination Rights

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing including, among others, (i) by mutual written consent of Inflection Point and USARE; (ii) by USARE if the board of directors of Inflection Point modifies its recommendation to its shareholders that they vote in favor of the Business Combination; (iii) by USARE if Inflection Point does not extend its deadline to complete an initial business combination or does not obtain shareholder approval for the Business Combination by reason of the failure to obtain the required vote of shareholders; (iv) by USARE or Inflection Point, if the requisite closing conditions set forth in the Business Combination have not been satisfied or waived by the Outside Date (provided that solely with respect to USARE’s right to terminate pursuant to this provision, the Outside Date shall be deemed to be automatically extended by one calendar day for every calendar day after October 31, 2024 that USARE’s audited financial statements for the year ended December 31, 2023 or USARE’s interim unaudited financial statements for the six-month periods ending June 30, 2024 and 2023 are not delivered); (v) by USARE or Inflection Point if a government authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; provided however, that this right shall not be available if the failure by such party to comply with any provisions of the Business Combination Agreement has been a substantial cause of, or substantially resulted in, such action by such governmental authority; (vi) by UASRE and Inflection Point if there has been a breach by the opposite party of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such party shall have become untrue or inaccurate, in any case; (vii) by USARE or Inflection Point if the opposing party fails to (x) consummate the Business Combination on or prior to the day when the Closing is required to occur, (y) USARE or Inflection Point irrevocably confirmed in writing it is ready, willing and able to consummate the Closing and (z) the opposing party fails to effect the Closing within five (5) business says following delivery of such confirmation.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Inflection Point, USARE, or Merger Sub. In particular, the assertions embodied in representations and warranties by Inflection Point, USARE, and Merger Sub contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the Parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting Parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the Parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Inflection Point, USARE, and Merger Sub. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Inflection Point’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Inflection Point Holdings II LLC, a Delaware limited liability company (the “Sponsor”), Inflection Point and USARE entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor has agreed to (i) vote to adopt and approve the Business Combination Agreement and the other documents contemplated therein and the transactions contemplated therein and (ii) forfeit 60,000 New USARE Warrants for every $1,000,000 by which (x) the gross proceeds at Closing from the Trust Account (as defined in the Business Combination Agreement) established by Inflection Point in connection with its initial public offering (after giving effect to the Redemption) plus (y) the gross proceeds from the Class A Preferred Unit Investment (as defined in the Business Combination Agreement), the Series A Preferred Stock Investment (as defined below) and any PIPE Investment (as defined in the Business Combination Agreement) are below $50,000,000, up to a maximum of 1,500,000 New USARE Warrants forfeited.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Member Support Agreement

Concurrently with the execution of the Business Combination Agreement, Inflection Point, entered into a member support agreement (the “Member Support Agreement”) with USARE and certain members of USARE (the “Supporting USARE Members”) pursuant to which each such Supporting USARE Member has agreed to, among other things, support and vote in favor of the Business Combination Agreement, and the transactions contemplated therein (including the Merger).

The foregoing description of the Member Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Member Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Arrangements

Sponsor Lock-Up Agreement

At the Closing, the Sponsor will enter into a Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which the Sponsor and its permitted assigns will agree not to, prior to the date that is six (6) months after the Closing Date (the “Initial Common Stock Lock-Up Period”), (i) sell, pledge, grant any option to purchase or otherwise dispose of (a) any shares of New USARE Common Stock the Sponsor received upon conversion of its Class A Ordinary Shares (following the Sponsor Share Conversion) in connection with the Domestication (the “Sponsor Lock-Up Shares”), (ii) enter into any swap or other transfer arrangement in respect of the Sponsor Lock-Up Shares or (iii) take any other similar actions (the actions specified in the foregoing clauses (i) through (iii), collectively, “Transfer” in each case, without the prior written consent of the New USARE Board). The Sponsor and its permitted assigns will also agree not to, prior to the date that is twelve (12) months after the Closing Date (the “Second Common Stock Lock-Up Period”), Transfer more than 50% of the Sponsor Lock-Up Shares in each case, without the prior written consent of the New USARE Board. In addition, the Sponsor will agree to not Transfer any Warrants received upon conversion of private placement warrants in connection with the Domestication (or the shares of New USARE Common Stock issuable upon exercise of such warrants), prior to the date that is 30 days after the Closing Date. The Sponsor Lock-Up Agreement will provide for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members, transfers of shares acquired on the open market after the consummation of the Business Combination, subject to certain conditions, or the exercise of certain stock options and warrants.

USARE Lock-Up Arrangement

In connection with the Domestication, Inflection Point will adopt the bylaws of New USARE, pursuant to which the existing members of USARE (excluding the holders of the USARE Class A Convertible Preferred Units and the USARE Class A Investor Warrants (as defined below), solely with respect to the New USARE securities received in exchange for such USARE securities) (together with their permitted transferees, the “USARE Lock-Up Holders”) will not be permitted, prior to the end of the Initial Common Stock Lock-Up Period, to Transfer any shares of New USARE Common Stock that are or will be issued or are or will be issuable to such USARE Lock-Up Holders in connection with the transactions contemplated by the Business Combination Agreement (the “USARE Lock-Up Shares” in each case, without the prior written consent of the New USARE Board). Such bylaws will further provide that such USARE Lock-Up Holders will not be permitted to, prior to the end of the Second Common Stock Lock-Up Period, Transfer more than 50% of the USARE Lock-Up Shares in each case, without the prior written consent of the New USARE Board. The bylaws will provide for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members, transfers of shares acquired on the open market after the consummation of the Business Combination, subject to certain conditions, or the exercise of certain stock options.

The foregoing descriptions of these lock-up arrangements does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the form of Sponsor Lock-Up Agreement, a copy of which is included as Exhibit G to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference and (ii) the form of Bylaws, a copy of which is included as Exhibit B to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

Registration Rights Agreement

Concurrently with the Closing, New USARE, the Sponsor, and other parties thereto will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, New USARE will agree that, promptly after the Closing Date, it will file with the SEC (at New USARE’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the parties thereto (the “Resale Registration Statement”), and New USARE will use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof, and in any event within ninety (90) days after the Closing Date. Such holders will be entitled to customary piggyback registration rights and demand registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit F to the Business Combination Agreement (attached as Exhibit 2.1 hereto), to this Current Report on Form 8-K and incorporated herein by reference.

Series A Preferred Stock Investment

In connection with the transactions contemplated by the Business Combination Agreement, on the Signing Date, Inflection Point, USARE and Inflection Point Fund I, LP, an accredited investor that is an affiliate of Inflection Point and the Sponsor (the “Series A Preferred Stock Investor”) entered into a Securities Purchase Agreement (the “Series A SPA”). Pursuant to the Series A SPA, the Series A Preferred Stock Investor has agreed, among other things, to purchase, at Closing, shares of New USARE’s 12% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share, having the rights, preferences and privileges set forth in the Series A Preferred Stock Certificate of Designation (such stock the “Series A Preferred Stock”) and a warrant to purchase a number of shares of New USARE Common Stock equal to the amount of shares into which such shares of New USARE Common Stock underlying the Series A Preferred Stock are initially convertible (a “Series A Preferred Investor Warrant”), for an aggregate purchase price of $9,117,648 (the “Series A Preferred Stock Investment”). Each share of Series A Preferred Stock will have a stated value of $12.00 (the “Stated Value”).

In addition, pursuant to a Securities Purchase Agreement, dated as of August 21, 2024, by and among Inflection Point, Michael Blitzer (Inflection Point’s Chairman and Chief Executive Officer (“Mr. Blitzer”)) and USARE, Inflection Point has agreed to issue at Closing, $1,250,000 in Stated Value of Series A Preferred Stock to Mr. Blitzer exchange for his forgiveness of 50% of the then-outstanding balance of the convertible promissory note issued to him by Inflection Point on August 13, 2024. This Securities Purchase Agreement is in substantially the form of the Series A SPA, subject to appropriate changes to reflect that (i) the consideration to be paid by Mr. Blitzer is his forgiveness of 50% of the then-outstanding balance of the convertible promissory note issued to him by Inflection Point on August 13, 2024 and (ii) Mr. Blitzer will not receive a Series A Preferred Investor Warrant.

The Series A SPA includes customary representations and warranties from USARE, Inflection Point and the Series A Preferred Stock Investor and customary closing conditions. The Series A SPA also includes customary covenants and agreements related to transfer restrictions, SEC reports, material non-public information and indemnification. The Series A Preferred Stock and New USARE Common Stock underlying any Series A Preferred Investor Warrants will be “Registrable Securities” under the Registration Rights Agreement.

Dividends: The Series A Preferred Stock will accrue dividends daily at the rate of 12% per annum of the Stated Value (if paid in kind), plus the amount of previously accrued dividends paid in kind, or 10% per annum of the Stated Value (if paid in cash), plus the amount of previously accrued dividends paid in kind. Such dividends will compound semi-annually.

Liquidation Preference: Upon any liquidation or deemed liquidation event, the holders of Series A Preferred Stock will be entitled to receive out of the available proceeds, before any distribution is made to holders of common stock or any other junior securities, an amount per share equal to the greater of (i) 100% of the Accrued Value (as defined in the Series A Preferred Stock Certificate of Designation) or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into New USARE Common Stock immediately prior to the liquidation event. Thereafter, the holders of Series A Preferred Stock will be entitled to receive their pro-rata share, of the remaining available proceeds available for distribution to stockholders, on an as-converted to common stock basis.

Voting: The Series A Preferred Stock will vote together with the New USARE Common Stock as a single class, except as required by law and (ii) as noted below under “Protective Provisions.” Each holder of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of New USARE Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter.

Protective Provisions: For as long as 20% of the shares of Series A Preferred Stock issued as of the Closing are held by Inflection Point Asset Management LLC, and certain other holders of Series A Preferred Stock and their respective affiliates, New USARE shall not, without the affirmative vote or action by written consent of holders of more than 80% of the issued and outstanding shares of Series A Preferred Stock (the “Requisite Holders”), take any of the following actions: (i) liquidate, dissolve or wind up the affairs of New USARE; (ii) amend, alter, or repeal any provision of the Series A Preferred Stock Certificate of Designation or any similar document of New USARE in a manner adverse to the Series A Preferred Stock; (iii) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security unless such security ranks junior to the Series A Preferred Stock with respect to its rights, preferences and privileges, or increase the authorized number of shares of Series A Preferred Stock; (iv) purchase or redeem or pay any cash dividend on any capital stock ranking junior to the Series A Preferred Stock, other than stock repurchased at cost from former employees and consultants in connection with the cessation of their service; (v) enter into any transaction with an affiliate, other than the issuance of equity or awards to eligible participants under New USARE’s incentive plan, equity plan or equity-based compensation plan, or with respect to employment, consulting or award agreements with respect to executive officers of New USARE, in each case regardless of whether such person (or such person’s affiliates) would be considered an affiliate of New USARE; or (vi) incur or guarantee any indebtedness, other than equipment leases or trade payables incurred in the ordinary course of business, if the aggregate indebtedness of New USARE and its subsidiaries for borrowed money following such action would exceed $5,000,000; provided, however, that the Series A Preferred Stock shall not be considered indebtedness for purposes of this calculation.

Conversion: Each share of Series A Preferred Stock will be convertible into New USARE Common Stock at any time at the option of the holder at rate equal to the Accrued Value, divided by the then-applicable conversion price. The conversion price will initially be $12.00, subject to adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to future issuances or sales of New USARE Common Stock at prices less than $10.00 per share. In addition, if the 20-day volume-weighted average price of the New USARE Common Stock on the twenty-first trading day following the date that is six months after Closing Date is less than the conversion price then in effect, the conversion price will be adjusted to the greater of (i) such volume weighted average price and (ii) $7.50.

Put Rights: Unless prohibited by applicable law governing distributions to stockholders, the Series A Preferred Stock shall be redeemable at the option of the Requisite Holders commencing any time after the 5th anniversary of the Closing at a price equal to the Accrued Value.

Call Rights: Unless prohibited by applicable law governing distributions to stockholders, the Series A Preferred Stock shall be redeemable at the option of New USARE commencing any time (A) prior to the 1st anniversary of the Closing at a price equal to the 150% of the Accrued Value, (B) on or after the 1st anniversary but prior to the 2nd anniversary of the Closing at a price equal to the 140% of the Accrued Value, (C) on or after the 2nd anniversary of the Closing but prior to the 3rd anniversary of the Closing at a price equal to the 130% of the Accrued Value, (D) on or after the 3rd anniversary of the Closing but prior to the 4th anniversary of the Closing at a price equal to the 120% of the Accrued Value, (E) on or after the 4th anniversary of the Closing but prior to the 5th anniversary of the Closing at a price equal to the 110% of the Accrued Value, or (F) on or after the 5th anniversary of the Closing at a price equal to the 100% of the Accrued Value.

Series A Preferred Investor Warrants: At the closing of the Series A Preferred Stock Investment, the Series A Preferred Stock Investor will receive a Series A Preferred Investor Warrant to purchase that number of shares of New USARE Common Stock equal to 100% of the total number of shares of New USARE Common Stock into which the Series A Preferred Stock purchased by such Series A Preferred Stock Investor is initially convertible. The Series A Preferred Investor Warrants will be immediately exercisable upon issuance at Closing and will expire five years from the date of Closing. The Series A Preferred Investor Warrants include customary cash and cashless exercise provisions. Each Series A Preferred Investor Warrant is initially exercisable at $12.00 per share of New USARE Common Stock, subject to the same anti-dilution and other adjustments as the Series A Preferred Stock.

As noted above, at the Effective Time (i) each USARE Class A Convertible Preferred Unit that is issued and outstanding immediately prior to the Effective Time (other than Excluded Units) shall be cancelled and converted into the right to receive one share of Series A Preferred Stock and (ii) each warrant to purchase USARE Class A Units at $12.00 per USARE Class A Unit (each such warrant, a “USARE Class A Preferred Investor Warrant”) shall be cancelled and converted into the right to receive a Series A Preferred Investor Warrant exercisable for a number of shares of New USARE Common Stock equal to the product of (i) the aggregate number of USARE Class A Units that would be issued upon full exercise of such USARE Class A Preferred Investor Warrant, multiplied by (ii) the Exchange Ratio.

The foregoing description of the Series A Preferred Stock Investment, and the securities into which the USARE Class A Convertible Preferred Units and USARE Class A Preferred Investor Warrants (as defined below) will convert in the Merger, is subject to and qualified in its entirety by reference to (i) the full text of the Series A SPA, a copy of the form of which is included as Exhibit 10.3 to this Current Report on Form 8-K, (ii) the full text of the form of Series A Preferred Stock Certificate of Designation, a copy of which is included as Exhibit D to the Business Combination Agreement (attached as Exhibit 2.1 hereto) and Exhibit A to the Series A SPA (attached Exhibit 10.3 to this Current Report on Form 8-K), and (iii) the full text of the form of Series A Preferred Investor Warrant, a copy of the form of which is included as Exhibit E to the Business Combination Agreement (attached as Exhibit 2.1 hereto) and as Exhibit C to the Series A SPA (attached as Exhibit 10.3 to this Current Report on Form 8-K), and the terms of each is incorporated herein by reference.

Fee Reduction Agreement

Pursuant to that certain Underwriting Agreement between Inflection Point and Cantor Fitzgerald & Co., as Representative of the several underwriters (“CF&CO”), dated May 24, 2023 (as it may be amended from time to time, the “Underwriting Agreement”), Inflection Point previously agreed to pay to CF&CO an aggregate cash amount of $13,100,000 as “deferred underwriting commissions” (the “Original Deferred Fee”) upon the consummation of an initial business combination, as contemplated by the final prospectus of Inflection Point, filed with the SEC (File No. 333- 271128), and dated May 24, 2024. Solely in connection with the Business Combination, Inflection Point, CF&CO and USARE have entered into that certain fee reduction agreement, dated as of August 20, 2024 (the “Fee Reduction Agreement”), pursuant to which, upon consummation of the Business Combination, CF&CO will accept, in lieu of such Original Deferred Fee: (i) either (at Inflection Point’s option) (A) a cash fee of $4,000,000 or (B) (1) a cash fee of $2,000,000 plus (2) 400,000 shares of New USARE Common Stock, plus (ii) 2.0% of the amount by which the Total Capital Raised (as defined in the Fee Reduction Agreement) exceeds $50,000,000. Additionally, solely if Inflection Point elects to pay the all-cash fee discussed above, CF&CO will forfeit 1,650,000 Placement Warrants (as defined by the Fee Reduction Agreement).

The foregoing description of the Fee Reduction Agreement is qualified in its entirety by reference to the full text of the Fee Reduction Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Inflection Point pursuant to the Business Combination Agreement, the Series A SPA and the Securities Purchase Agreement with Mr. Blitzer is incorporated by reference herein. The shares to be offered and sold in connection with the Series A SPA have not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. In addition, the shares of Series A Preferred Stock to be offered and sold to Mr. Blitzer in connection with his Securities Purchase Agreement have not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 22, 2024, Inflection Point and USARE issued a joint press release announcing their entry into the Business Combination Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished as Exhibit 99.2 hereto and also incorporated into this Item 7.01 by reference is the investor presentation Inflection Point and USARE have prepared for use in connection with the Business Combination.

The information in this Item 7.01, including each of Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In connection with the transactions contemplated by the Business Combination Agreement, at the Signing Date, USARE and certain accredited investors, including certain funds related to Inflection Point (Inflection Point Fund I, LP, Newtyn Partners, LP and Newtyn TE Partners, LP) (the “Class A Convertible Preferred Unit Investors”) entered into Securities Purchase Agreements (the “Class A Convertible Preferred SPAs”). Pursuant to the Class A Convertible Preferred SPAs, the Class A Convertible Preferred Unit Investors purchased (i) USARE Class A Convertible Preferred Units and (ii) USARE Class A Preferred Investor Warrants for an aggregate purchase price of approximately $25 million.

In addition, pursuant to a Securities Purchase Agreement in substantially the form of the Class A Convertible Preferred SPAs, dated as of August 21, 2024, by and between USARE and Mr. Blitzer, USARE has agreed to issue 122,549 USARE Class A-2 Convertible Preferred Units and a USARE Class A Preferred Investor Warrant to purchase up to 31,250 USARE Class A Units in exchange for Mr. Blitzer’s promise to forgive, at Closing, 50% of the then-outstanding balance of the convertible promissory note issued to him by Inflection Point on August 13, 2024.

Additional Information about the Business Combination and Where to Find It

The Business Combination will be submitted to the shareholders of Inflection Point for their consideration. Inflection Point intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to Inflection Point’s securityholders and USARE’s equityholders in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Inflection Point’s shareholders and other interested persons are advised to read, once available, the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, in connection with Inflection Point’s solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Business Combination, as well as other documents filed with the SEC in connection with the Business Combination, as these documents will contain important information about Inflection Point, USARE, and the Business Combination. Securityholders of Inflection Point and members of USARE may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Inflection Point with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Inflection Point at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

Participants in the Solicitation

Inflection Point and its directors and executive officers may be deemed participants in the solicitation of proxies from Inflection Point’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” of Inflection Point’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 2, 2024, and which is available free of charge at the SEC’s website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/1970622/000121390024029041/ea0202401-10k_infle2.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

USARE’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Inflection Point in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, future business and operations, and projections regarding future mining capabilities, operations, reserves, manufacturing capacity and plant performance; projections of market opportunity and market share; estimates and projections of adjacent industry sector opportunities; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; the estimates with respect to the rare earth and critical element and mineral deposits in the Round Top deposit; Inflection Point’s and USARE’s expectations with respect to future performance of USARE’s (and, after the Business Combination, the combined company’s) business; the expected funding of the PIPE Investment and pre-funded investment, to the extent they remain unfunded; anticipated financial impacts of the Business Combination; Inflection Point’s ability to obtain an extension of its deadline to complete an initial business combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Inflection Point, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that may be instituted against Inflection Point, USARE, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Inflection Point to extend the deadline for Inflection Point to complete an initial business combination, for the Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Inflection Point or USARE as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral resource estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inflection Point’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent Inflection Point filings with the SEC, including the Registration Statement (as defined below) relating to the Business Combination expected to be filed by Inflection Point, and periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

You should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Registration Statement and other documents filed by Inflection Point from time to time with the SEC. If any of these risks materialize or USARE’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Inflection Point nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect Inflection Point and USARE’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Inflection Point, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Inflection Point’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this Current Report on Form 8-K, and therefore undue reliance should not be placed upon the forward-looking statements. This Current Report on Form 8-K contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of USARE or Inflection Point in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of August 21, 2024, by and among Inflection Point Acquisition Corp. II, IPXX Merger Sub, LLC and USA Rare Earth, LLC.
10.1	Sponsor Support Agreement, dated August 21, 2024, by and among and Inflection Point Holdings II LLC, Inflection Point Acquisition Corp. II and USA Rare Earth, LLC.
10.2	Form of Member Support Agreement, by and among Inflection Point Holdings II LLC, certain members party thereto and USA Rare Earth, LLC.
10.3	Form of Securities Purchase Agreement, by and among Inflection Point Acquisition Corp. II, USA Rare Earth, LLC and the purchasers party thereto.
10.4	Fee Reduction Agreement, dated as of August 20, 2024, by and among Inflection Point Acquisition Corp. II, Cantor Fitzgerald & Co. and USA Rare Earth, LLC.
99.1	Press Release, dated August 22, 2024.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. II

Date: August 22, 2024	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)